UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 18, 2011

Date of Report (Date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 Hills Drive, 3rd Floor

Bedminster, NJ 07921

(Address of principal executive offices)

(908) 450-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Approval of Amendment to NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan

On May 18, 2011, NPS Pharmaceuticals, Inc. (“NPS” or the “Company”) held its 2011 annual meeting of stockholders.  At the annual meeting, the stockholders of NPS approved an amendment to the Company’s 2005 Omnibus Incentive Plan (the “Omnibus Plan”) to increase by 4,650,000 shares the aggregate number of shares of common stock reserved for issuance under the Omnibus Plan.  The other material features of the Omnibus Plan were not affected by the amendment.

The full text of the Omnibus Plan, as amended, is attached hereto as Exhibit 10.1 and incorporated herein by reference.  A detailed summary of the material features of the Omnibus Plan can be found in the Company’s definitive proxy statement for its 2011 annual meeting of stockholders, which was filed with the Securities and Exchange Commission on April 15, 2011.

ITEM 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2011, the Company filed a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware.  The Certificate of Amendment amended the Company’s Amended and Restated Certificate of Incorporation by increasing the number of authorized shares of the Company’s common stock from 105,000,000 to 175,000,000 shares.

The information contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07.   Submission of Matters to a Vote of Security Holders.

As noted above, on May 18, 2011, NPS Pharmaceuticals, Inc. held its 2011 annual meeting of stockholders.  The following is a summary of the matters voted on at the meeting:

a)	The following nominees were elected to the Board of Directors of the Company, by the following stockholder vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael W. Bonney, B.A.	48,556,894	363,709	7,250,620
Colin Broom, M.D.	48,547,440	373,163	7,250,620
Pedro Granadillo, B.S.	48,831,861	88,742	7,250,620
James G. Groninger, M.B.A.	48,520,508	400,095	7,250,620
Donald E. Kuhla, Ph.D.	48,520,227	400,376	7,250,620
Francois Nader, M.D., M.B.A.	48,543,049	377,554	7,250,620
Rachel R. Selisker, CPA	48,546,109	374,494	7,250,620
Peter G. Tombros, M.S., M.B.A.	48,511,004	409,599	7,250,620

b)

The amendment to the Company’s 2005 Omnibus Incentive Plan to increase by 4,650,000 shares the aggregate number of shares of common stock reserved for issuance thereunder was approved by the following stockholder vote:

Votes For: 35,444,764

Votes Against: 13,459,549

Abstentions: 16,290

Broker Non-Votes: 7,250,620

c)

The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 105,000,000 to 175,000,000 shares was approved by the following stockholder vote:

Votes For: 51,697,699

Votes Against: 4,407,025

Abstentions: 66,499

Broker Non-Votes: 7,250,620

d)	The advisory vote on executive compensation was approved by the following stockholder vote:

Votes For: 48,382,173

Votes Against: 500,782

Abstentions: 37,648

Broker Non-Votes: 7,250,620

e)

By the vote reflected below, our stockholders recommended, on a non-binding advisory basis, that the Company conduct future shareholder advisory votes every year on the compensation of the Company’s named executive officers:

Every Year: 42,902,201

Every Two Years: 77,984

Every Three Years: 5,904,773

Abstentions: 35,645

Broker Non-Votes: 7,250,620

In light of these voting results, our Board of Directors has decided that the Company will hold an advisory vote on the compensation of the named executive officers every year until the next stockholder vote regarding the frequency of votes on executive compensation.

f)	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the following stockholder vote:

Votes For: 55,930,903

Votes Against: 117,524

Abstentions: 122,796

There were no broker non-votes for this item.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this Report on Form 8-K:

Exhibit

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of NPS Pharmaceuticals, Inc., dated May 19, 2011
10.1	NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan, as amended as of May 18, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2011	NPS PHARMACEUTICALS, INC.

	By:	/S/ EDWARD STRATEMEIER
Edward Stratemeier
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of NPS Pharmaceuticals, Inc., dated May 19, 2011
10.1	NPS Pharmaceuticals, Inc. 2005 Omnibus Incentive Plan, as amended as of May 18, 2011